SIGNIFICANT ACCOUNTING POLICIES (Schedule of Reconciliation of Cash and Cash Equivalents and Restricted Deposits Reported) (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Accounting Policies [Abstract]
Cash and cash equivalents	$ 15,979	$ 7,722
Restricted deposit short term	661	0
Restricted deposit long term	302	304
Total cash and cash equivalents and restricted cash equivalents	$ 16,942	$ 8,026	$ 13,215	$ 24,304